UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 15, 2024

MOVING iMAGE TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40511	85-1836381
(Commission File Number)	(IRS Employer Identification No.)

17760 Newhope Street, Fountain Valley, CA	92708
(Address of Principal Executive Offices)	(Zip Code)

(714) 751-7998

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.00001 par value	MITQ	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08Shareholder Director Nominations.

On October 15, 2024, the Board of Directors (the “Board”) of Moving iMage Technologies, Inc. (the “Company”) determined that the Company’s Annual Meeting of Stockholders for fiscal year 2025 will be held on December 19, 2024 at 10:00 a.m. Pacific Time (the “Annual Meeting”). The Board established the close of business on October 30, 2024 as the record date for the determination of stockholders who are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. The Company will provide additional details regarding the location and matters to be voted on at the Annual Meeting in the Company’s proxy statement for the Annual Meeting to be filed with the Securities and Exchange Commission (the “SEC”) prior to the Annual Meeting.

Because the Company’s Annual Meeting has been changed by more than 30 calendar days from the anniversary date of the 2024 Annual Meeting of Stockholders, the Company is providing the due date for submission of any qualified stockholder proposal or qualified stockholder nominations.

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), must ensure that such proposal is received by the Company’s Secretary at 17760 Newhope Street, Fountain Valley, California 92708, on or before the close of business on October 30, 2024, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials in accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Exchange Act. Stockholder proposals must comply with the Company’s Amended and Restated Bylaws and the SEC’s rules and regulations regarding the inclusion of stockholder proposals in proxy materials in order to be eligible for inclusion in the proxy materials for the 2025 Annual Meeting.

Additionally, stockholders who wish to bring business before the 2025 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal (including all information set forth in the Amended and Restated Bylaws) is received by the Company’s Secretary at address specified above no later than October 30, 2024. Any such proposal must meet the requirements set forth in the Company’s Amended and Restated Bylaws in order to be brought before the 2025 Annual Meeting.

In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by October 25, 2024, which is the 10th calendar date following the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Moving iMage Technologies, Inc.

Date: October 15, 2024	By:	/s/ William Greene
	Name:	William Greene
	Title:	Chief Financial Officer